UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2003

SCM MICROSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

000-22689
(Commission file number)

Delaware	77-0444317
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification Number)

466 Kato Terrace, Fremont, California	94539
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 360-2300

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURE
Exhibits
EXHIBIT 99.1
EXHIBIT 99.2

Item 5.          Other Events.

          On July 28, 2003, SCM Microsystems, Inc., a Delaware corporation (“SCM”), issued a press release announcing that on July 25, 2003, pursuant to that certain Asset Purchase Agreement, dated as of June 29, 2003 (the “Purchase Agreement”) by and among SCM and Dazzle Multimedia, Inc., a Delaware corporation sometimes doing business as “Dazzle, Inc.” and wholly owned subsidiary of SCM, on the one hand, and Pinnacle Systems, Inc., a Delaware corporation (“Pinnacle”), on the other hand, SCM completed the sale of its Digital Video Business to Pinnacle.

          A copy of the Purchase Agreement and the press release are filed as an exhibit to this Current Report on Form 8-K.

Item 7.          Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Asset Purchase Agreement dated June 29, 2003 by and among SCM and Dazzle Multimedia, Inc., a Delaware corporation sometimes doing business as “Dazzle, Inc.” and wholly owned subsidiary of SCM, on the one hand, and Pinnacle Systems, Inc., a Delaware corporation on the other hand.

	99.2	Press Release dated July 28, 2003.

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SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2003

SCM MICROSYSTEMS, INC.

	By:	/s/ Steven L. Moore

Steven L. Moore
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

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Exhibits

Number	Exhibit

99.1	Asset Purchase Agreement, dated as of June 29, 2003, by and among SCM and Dazzle Multimedia, Inc., a Delaware corporation sometimes doing business as “Dazzle, Inc.” and wholly owned subsidiary of SCM, on the one hand, and Pinnacle Systems, Inc., a Delaware corporation on the other hand.

99.2	Press Release dated July 28, 2003.